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                                                                    EXHIBIT 10.4

                           GENERAL SECURITY AGREEMENT

TO:               LASALLE BUSINESS CREDIT, A DIVISION OF ABN AMRO BANK N.V.,
                  CANADA BRANCH
                  15th Floor, Maritime Life Tower, 79 Wellington Street West, Toronto-Dominion Centre, Toronto, Ontario, M5K 1G8

                  (hereinafter the "Lender")

GRANTED BY:       TARPON INDUSTRIES, INC.

                  having its principal office or place of business at:

                  2420 Wills Street,
                  Marysville, MI 48040
                  (hereinafter the "Debtor")

SECTION 1 - GRANT OF SECURITY INTEREST

1.1   SECURITY INTEREST

As a general and continuing security for the payment and performance of any and all indebtedness, obligations and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Debtor to the Lender or remaining unpaid by the Debtor to the Lender wheresoever and howsoever incurred and howsoever evidenced, whether arising from dealings between the Lender and the Debtor or from other dealings or proceedings by which the Debtor may be or become in any manner indebted, obligated or liable to the Lender, including, without limitation, under the Guarantee (as hereinafter defined), and wherever incurred and in any currency and whether incurred by the Debtor alone or with another or others and whether as principal, guarantor or surety, including expenses under Sections 3.5 and 3.12 of this Agreement and all interest, commissions, cost of realization, legal and other costs, charges and expenses (all of the foregoing being herein collectively called the "Obligations") the Debtor, IN CONSIDERATION OF THE OBLIGATIONS and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, assigns and transfers to the Lender a continuing security interest in all the property, assets and undertakings of the Debtor of whatsoever nature and kind, now owned or hereafter-acquired by or on behalf of the Debtor, wherever located (the "Collateral") including, without limitation:

      (a)   Accounts Receivable

            All debts, book debts, accounts, claims, demands, moneys and choses in action whatsoever including, without limitation, claims against the Crown and claims under insurance policies, which are now owned by or are due, owing or accruing due to the Debtor or which may hereafter be owned by or become due, owing or accruing due to the Debtor together with all contracts, securities, bills, notes, lien notes, judgments, chattel mortgages, mortgages and all other rights, benefits and

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            documents now or hereafter taken, vested in or held by the Debtor in respect of or as security for the same and the full benefit and advantage thereof, and all rights of action or claims which the Debtor now has or may at any time hereafter have against any person or persons, firm or corporation in respect thereof (all of the foregoing being herein collectively called the "Accounts Receivable");

      (b)   Inventory

            All inventory of whatever kind now or hereafter owned by the Debtor or in which the Debtor now or hereinafter has an interest or right of any kind, and all accessions thereto and products thereof, including, without limitation, all goods, merchandise, raw materials, goods in process, finished goods, packaging and packing material and other tangible personal property now or hereafter held for sale, lease, rental or resale or that are to be furnished or have been furnished under a contract of service or that are to be used or consumed in the business of the Debtor and including all items, types and/or classes of inventory located at the places listed in the attached Schedule "A" (all of the foregoing being herein collectively called the "Inventory");

      (c)   Equipment

            All goods now or hereafter owned by the Debtor which are not inventory or consumer goods as defined in the Personal Property Security Act (Ontario) ("PPSA") including, without limitation, the fixtures, equipment, machinery, tools, furniture, vehicles and other tangible personal property (all of the foregoing being herein collectively called the "Equipment");

      (d)   Chattel Paper, Instruments, Securities, etc.

            All chattel paper, instruments, warehouse receipts, bills of lading and other documents of title, whether negotiable or non-negotiable, shares, stock, warrants, bonds, debentures, debenture stock or other securities, now or hereafter owned by the Debtor, other than the Debtor's shares in Eugene Welding Company;

      (e)   Intangibles

            All intangibles now or hereafter owned by the Debtor including, without limitation, all contractual rights, goodwill, patents, trade marks, trade names, copyrights, industrial designs and other industrial or intellectual property or rights therein;

      (f)   Books and Accounts, etc.

            With respect to the personal property described in Paragraphs (a) to
            (e) inclusive, all books, accounts, invoices, deeds, documents, writings, letters, papers, security certificates and other records in any form evidencing or relating thereto and all contracts, securities, instruments and other rights and benefits in respect thereof;

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      (g)   Other Property

            The uncalled capital, money, rights, bills of exchange, negotiable and non-negotiable instruments, judgments and securities not otherwise described in Paragraphs (a) to (f) inclusive;

      (h)   Replacements, etc.

            With respect to the personal property described in Paragraphs (a) to
            (g) inclusive, all substitutions and replacements thereof, increases, additions and accessions thereto and any interest of the Debtor therein; and

      (i)   Proceeds

            With respect to the personal property described in Paragraphs (a) to
            (h) inclusive, personal property in any form or fixtures derived directly or indirectly from any dealing with such property or that indemnifies or compensates for such property destroyed or damaged and proceeds of proceeds whether of the same type, class or kind as the original proceeds.

Without limiting the foregoing, the Collateral shall include all of the following property of Debtor other than the Debtor's shares in Eugene Welding Company, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (a) all accounts and all goods whose sale, lease or other disposition by Debtor has given rise to accounts and have been returned to, or repossessed or stopped in transit by, Debtor; (b) all chattel paper, instruments, documents and general intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications (other than "intent to use" applications until such time as Debtor begins to use the related trademark), tradenames, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contract rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all goods, including, without limitation, inventory, equipment, vehicles and fixtures; (d) all investment property; (e) all deposit accounts, bank accounts and all deposits and cash; (f) all letter-of-credit rights; (g) all commercial tort claims, (h) any other property of Debtor now or hereafter in the possession, custody or control of Lender or any agent or any parent, affiliate or subsidiary of Lender or any participant in the Obligations for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (i) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of Debtor's books and records relating to any of the foregoing and to Debtor's business. All terms used in this paragraph shall have the meanings provided in the Uniform Commercial Code as in effect in the State of Michigan (the "Code").

1.2   DEFINITIONS AND INTERPRETATION

In this Security Agreement:

      (a) Terms used herein and defined in the PPSA shall have the same meanings as in the PPSA unless the context otherwise requires;

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      (b)   Any reference to "Collateral" shall, unless the context otherwise requires, refer to "Collateral or any part thereof";

      (c) The grant of the security interest herein provided for shall include, without limitation, a fixed mortgage, hypothecation, pledge, charge and assignment of the Collateral in favour of the Lender;

      (d) "Guarantee" shall mean the Guarantee dated as of the date hereof, made by the Debtor in favour of the Lender with respect to the debts and obligations of Steelbank Inc., as Borrower to the Lender, as same may be amended, supplemented, revised, restated or replaced from time to time;

      (e) The term "Affiliate" shall mean any person or entity (i) which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, the Debtor, (ii) which beneficially owns or holds five percent (5%) or more of the voting control or equity interests of the Debtor, or (iii) five percent (5%) or more of the voting control or equity interests of which is beneficially owned or held by the Debtor;

      (f) The term "encumbrance" shall include, without limitation, a security interest, lien, hypothec, claim, charge, deemed trust or encumbrance of any kind whatsoever;

      (g) The Debtor's "Fiscal Year" shall mean each twelve (12) month accounting period of the Debtor, which ends on December 31 of each year;

      (h) The term "GAAP" shall mean generally accepted accounting principles in effect in the United States of America from time to time applied in a consistent manner from period to period;

      (i) The term "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether federal, provincial, regional, city, state, local, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof;

      (j) The term "purchase money security interest" shall mean a purchase money security interest granted by the Debtor under the PPSA to secure all or any part of the indebtedness incurred by the Debtor in connection with the acquisition of property (not in excess of the acquisition price of such property) or any extension or renewal or replacement of such indebtedness provided that the principal amount of such indebtedness is not increased; and

      (k) The term "security interest" shall include, without limitation, a fixed mortgage, hypothecation, pledge, charge and assignment.

1.3   LEASES

The last day of the term of any lease, oral or written, or any agreement therefor, now held or hereafter acquired by the Debtor, shall be excepted from the security interest hereby granted and

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shall not form part of the Collateral, but the Debtor shall stand possessed of such one day remaining, upon trust to assign and dispose of the same as the Lender or any assignee of such lease or agreement shall direct. If any such lease or agreement therefor contains a provision which provides in effect that such lease or agreement may not be assigned, sub-leased, charged or encumbered without the leave, license, consent or approval of the lessor, the application of the security interest created hereby to any such lease or agreement shall be conditional upon such leave, license, consent or approval having been obtained.

1.4   DEBTOR REMAINS LIABLE

Notwithstanding anything herein to the contrary:

      (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed;

      (b) the exercise by the Lender of any of the rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

      (c) the Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2 - REPRESENTATIONS AND WARRANTIES

The Debtor represents and warrants to and in favour of the Lender as follows:

2.1   ORGANIZATION

The Debtor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Michigan and is duly qualified and in good standing in all jurisdictions where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary. The Debtor has the right and power and is duly authorized and empowered to enter into, execute and deliver this Security Agreement, the Guarantee and all other agreements contemplated hereunder and perform its obligations hereunder and thereunder. The execution, delivery and performance of this Security Agreement, the Guarantee and all other agreements contemplated hereunder and thereunder by the Debtor does not conflict with the provisions of the articles of incorporation or bylaws of the Debtor, any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on the Debtor.

2.2   NO DEFAULT

The Debtor is not in default in the performance or observance of any of the obligations, covenants or conditions contained in any material contract, agreement or other instrument to

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which Debtor is a party or by which it is bound. The Debtor has filed its corporate returns (including annual returns and financial statements) which are required to be filed as of the date hereof. At the date hereof, no Default (as hereinafter defined) exists and to the knowledge of the Debtor no event or condition has occurred or exists which with the passage of time or the giving of notice, or both, would constitute a Default.

2.3   TITLE

Subject only to the security interests in favour of the Lender, the Debtor has good and marketable title to the Collateral free and clear of all encumbrances whatsoever except as are described in the attached Schedule "B" (the "Permitted Liens").

2.4   ENFORCEABILITY

The Guarantee and this Security Agreement an all other agreements contemplated thereunder and hereunder constitute a valid and legally binding obligation of the Debtor enforceable against the Debtor in accordance with their terms.

2.5   LOANS BY DEBTOR

The Debtor has not made any loans or advances to any person except for advances made to employees, officers and directors of the Debtor for travel and other expenses arising in the ordinary course of business, and loans already known to the Lender and listed in Schedule "C" terms.

2.6   INFORMATION

The information, representations and warranties made by the Debtor to the Lender in respect of the Debtor's assets, operations or otherwise including, without limitation, the information contained in any financial statements or other information delivered or to be delivered by the Debtor to the Lender at or prior to the date hereof, and in the Schedules attached hereto, are true and accurate in all material respects and to the extent that there are any errors or omissions in said Schedules, the Debtor shall amend them accordingly. There are no facts or circumstances not disclosed in writing to the Lender relating to the business, properties, prospects or financial condition of the Debtor or its ability to perform its obligations hereunder, including without limitation, with respect to the existence of any contract, agreement or instrument or charter or corporate restriction.

2.7   AFFILIATE TRANSACTIONS.

      Except as set forth on Schedule "D" hereto or as permitted pursuant to Paragraph 2.5 or Paragraph 3.10 hereof, the Debtor is not conducting, permitting or suffering to be conducted, transactions with any Affiliate other than transactions with Affiliates for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favourable to the Debtor than the terms upon which such transactions would have been made had they been made to or with a person or entity that is not an Affiliate.

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2.8   NAMES AND TRADE NAMES.

      Except as set forth in Schedule "E" hereto, the Debtor name has always been as set forth on the first page of this Security Agreement and the Debtor uses no trade names, assumed names, fictitious names or division names in the operation of its business.

2.9   LOCATIONS OF COLLATERAL

The Collateral, except where it is in transit to and from the locations herein described is located at the location specified above as the Debtor's principal office or place of business (and its chief place of business and chief executive office) and at such additional addresses as are listed in Schedule "A" hereto. The location at which all records of the Debtor pertaining to Accounts Receivable (and all chattel paper which evidences Accounts Receivable) and contract rights are kept is the location specified above unless the contrary is indicated in Schedule "A".

2.10  NO LITIGATION

There are no actions or proceedings pending or to the knowledge of the Debtor threatened against the Debtor.

2.11  TAXES

The Debtor has (i) filed all federal, state, provincial and other tax returns required to be filed, and all taxes, assessments and other government charges ("Tax") and information returns and other reports which it was required by law to file on or prior to the date hereof and the information contained in such returns and reports is correct in all material respects and reflects accurately all liability for Taxes for the period covered, and (ii) paid all Taxes, and penalties and interest, if any, against it or its property, income, or franchise, that are due and payable. To the knowledge of the Debtor there are no Tax disputes waiting or pending that include the Debtor.

2.12  INDEBTEDNESS.

      Except as set forth on Schedule "F" hereto, the Debtor is not obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than to the Lender under the Guarantee.

2.13  EMPLOYEE MATTERS

There are no material controversies, work stoppage or strikes pending or, to the knowledge of Debtor, threatened between the Debtor and any of its employees, agents or independent contractors other than employee grievances arising in the ordinary course of business, and the Debtor is in material compliance with all federal, provincial, state and local laws respecting employment and employment terms, conditions and practices. There is no collective bargaining agreement or other labour contract covering employees of the Debtor, except as disclosed on Schedule "G" and to the Debtor's knowledge, no union or other labour organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Debtor or for any similar purpose, except as disclosed on Schedule "G".

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2.14  INTELLECTUAL PROPERTY

The Debtor possesses adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and trade names to continue to conduct its business as heretofore conducted by it. The Debtor's intellectual property is set forth on Schedule "H" hereto.

2.15  CAPITAL STOCK

The Debtor's authorized and issued capital stock and the registered and beneficial holders thereof as of the date immediately prior to Debtor's initial public offering of its common shares are correctly and completely described in Schedule "I".

2.16  COMPLIANCE WITH LAWS AND MAINTENANCE OF PERMITS

To the Debtor's knowledge, Debtor has obtained all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits required in order to conduct its business. The Debtor is in compliance in all respects with all applicable federal, provincial, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, environmental laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, pensions or employee health and safety).

2.17  SOLVENCY

The Debtor is, after giving effect to the transactions contemplated hereunder, solvent, able to pay its debts as they become due, has capital sufficient to carry on its business, now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts, and will not be rendered insolvent by the execution and delivery of this Security Agreement or any other agreement contemplated hereunder, or by completion of the transactions contemplated hereunder or thereunder.

2.18  SURVIVAL

All representations and warranties of the Debtor made herein or in any certificate or other document delivered by or on behalf of the Debtor to the Lender are material, shall be deemed to have been relied upon by the Lender notwithstanding any investigation heretofore or hereafter made by or on behalf of the Lender, shall survive the execution and delivery of this Security Agreement and shall continue in full force and effect without time limit.

2.19  GOVERNMENTAL AUTHORIZATIONS; CONTENTS; FEDERAL REGISTRATION COLLATERAL

No authorization, approval or other action by, and no notice to or filing with, any governmental authority or consent of any other Person is required for (i) the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor; or (ii) the exercise by the Lender of its rights and remedies hereunder (except as may have been accomplished by or at the direction of the Debtor or the Lender). Except as set forth on Schedule "J" hereto, none of the Collateral is Collateral with respect to which (a) security interests may be registered, recorded or filed under, or notice thereof given under any United

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States of America federal statute or regulation ("Federal Registration
Collateral"). Except for (a) the filing of UCC financing statements with the Secretary of State of Michigan, (b) the filing of any necessary registrations, recordations or notices, as applicable, in respect of any Federal Registration Collateral and (c) entering into appropriate control agreements with respect to deposit accounts, security accounts and letter-of-credit rights (in each case, as defined in the Code) to the extent perfection may be effected only by doing so under the Code, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or consent of any other Person is required for the perfection of the security interest granted hereunder.

SECTION 3 - COVENANTS OF DEBTOR

The Debtor covenants and agrees with the Lender as follows.

3.1   REPAIR

The Debtor shall diligently repair (or cause to be repaired), maintain, use, care for, protect and operate the Collateral, ordinary wear and tear excepted, and shall carry on and conduct its business in a proper and efficient manner so as to preserve and protect the Collateral. The Debtor shall permit the Lender to examine any of the Collateral at any time and wherever the Collateral may be located and, the Debtor shall immediately upon request therefor by the Lender, deliver to the Lender any and all evidence of ownership of any of the Equipment including, without limitation, certificates of title and applications of title.

3.2   INFORMATION

The Debtor shall keep proper books of account in accordance with sound accounting practice and applicable laws and GAAP consistently applied with respect to questionable, improper or corrupt payments, shall promptly furnish to the Lender such information with respect to the Collateral and the Debtor and its business as the Lender may from time to time require. The Debtor shall permit the Lender or its authorized agents, at any times and at the expense of the Debtor, to verify Accounts Receivable directly with account debtors or by other procedures, to have access to all premises occupied by the Debtor or any place where the Collateral may be found in order to discuss the affairs, finances and accounts of the Debtor with appropriate officers, to inspect the Collateral and to examine the information contained in any records or other writings of the Debtor including, without limitation, books of account and other financial records and reports relating to the Collateral, to have temporary custody thereof and to make copies thereof and take extracts therefrom and shall, at the request of the Lender, mark the Collateral to indicate clearly the security interest of the Lender. The Debtor shall, promptly upon becoming aware of any pending or threatened action or proceeding, give notice thereof to the Lender provided that the Debtor shall provide written notice to the Lender not later than two (2) Business Days thereafter.

3.3   FINANCIAL STATEMENTS

Including such other financial information and statements relating to the Debtor's business and the Collateral that the Lender may from time to time require, the Debtor shall deliver to the Lender the following financial information, all of which shall be prepared in accordance with GAAP consistently applied: (i) no later than forty-five (45) days after the end of each quarter of each Fiscal Year, copies of internally prepared quarterly financial statements, including, without

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limitation, balance sheets and statements of income, retained earnings, cash flows and reconciliation of surplus certified on behalf of the Debtor by the Chief Financial Officer of the Debtor; and (ii) no later than ninety (90) days after the end of each of the Debtor's Fiscal Years, audited consolidated annual financial statements with an unqualified opinion by an accounting firm (auditors) selected by the Debtor and satisfactory to the Lender, which financial statements shall be accompanied by (A) a letter from such auditors acknowledging that they are aware that a primary intent of the Debtor in obtaining such financial statements is to influence the Lender and that the Lender is relying upon such financial statements in connection with the exercise of their rights hereunder and (B) copies of any management letters sent to the Debtor by such auditors.

3.4   MAKE PAYMENTS

The Debtor shall pay all rents, Taxes, rates, and levies lawfully levied, assessed or imposed in respect of the Collateral or any part thereof as and when the same shall become due and payable except as are being contested in good faith by proper legal proceedings with respect to which adequate reserves have been established and are being maintained and shall exhibit to the Lender, when required, the receipts and vouchers evidencing such payments.

3.5   ENCUMBRANCES

Except for any encumbrances in favour of the Lender and purchase money security interests on Collateral hereafter acquired by the Debtor granted to a secured party who has complied with the PPSA with respect thereto, the Debtor shall keep the Collateral free at all times from any and all encumbrances of whatsoever nature, kind or priority other than those in favour of the Lender and the Permitted Liens, defend the title to the Collateral against all persons, not permit the Collateral to become an accession to any property not subject to the security interest granted by this Security Agreement and not to become a fixture unless the security interest of the Lender ranks prior to the interests of all persons in the realty. The Lender may, at any time, contest the validity and enforceability against it or the Debtor of any encumbrance including, without limitation, any purchase money security interest.

3.6   INSURANCE

The Debtor shall cause all of the Collateral which is of a character usually insured by businesses owning or operating Collateral of a similar nature to be properly insured and kept insured with reputable insurers acceptable to the Lender, against loss or damage by fire or other risks and hazards usually insured against by businesses owning or operating Collateral of a similar nature, in such amounts, containing such terms, in such form and for such purposes, as may be satisfactory to the Lender. Loss under such insurance shall be payable to the Lender as first loss payee and such insurance shall contain a mortgage clause acceptable to the Lender. The Debtor shall, at the Lender's request, provide satisfactory evidence that such insurance has been effected, that loss thereunder is payable to the Lender as first loss payee and any other information relating to such insurance as the Lender may require. If the Debtor fails to maintain satisfactory insurance, the Lender may, at its option, obtain such insurance at the expense of the Debtor and the Debtor shall forthwith repay all costs and expenses incurred by the Lender in connection therewith and all such costs and expenses shall be deemed advanced to the Debtor by the Lender, shall become part of the Obligations, shall bear interest at the highest rate per annum charged by the Lender on the Obligations or any part thereof and shall be secured by this Security Agreement.

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3.7 COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS

The Debtor shall maintain all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits and the Debtor shall remain in compliance with all applicable federal, provincial, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, environmental laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, pension plans or employee health and safety). Following any determination by the Lender that there is non-compliance, or any condition which requires any action by or on behalf of the Debtor in order to avoid non-compliance, with any environmental law, at the Debtor's expense cause an independent environmental engineer acceptable to the Lender to conduct such tests of the relevant site(s) as are appropriate and prepare and deliver a report setting forth the results of such tests, a proposed plan for remediation and an estimate of the costs thereof.

3.8 PERMITTED DISPOSALS

The Debtor shall not, remove, destroy, lease, sell or otherwise dispose of any of the Collateral (1) except equipment which has become worn out or damaged or otherwise unsuitable for its purpose, in which case the Debtor shall substitute for such equipment, subject to the security interest created hereby and free from any other security interests, property of equal value such that the security hereby constituted shall not thereby be in any way reduced or impaired,
(2) except as otherwise permitted hereunder, or (3) except in the ordinary course of Debtor's business.

3.9 NO CHANGE IN BUSINESS

The Debtor shall not, without the prior written consent of the Lender, which consent shall be conditional on the receipt by the Lender of all security and deeds of confirmation as its counsel may consider advisable to protect the Lender's interest, directly or indirectly: change the nature of its business; change its Fiscal Year or amend its organizational documents; carry on business through any person, corporation, partnership or other entity (including, without limitation, any subsidiary except to the extent of any business currently carried on by such subsidiary); acquire, or enter into any arrangement or agreement relating to such an acquisition, any shares or assets of or interest in any person, corporation, partnership or other entity or; otherwise incur any material (determined in the Lender's sole discretion) capital expenditures (including, without limitation, entering into leases); guarantee, endorse or otherwise become surety for or upon the obligations of others, except to the Lender or by endorsement of negotiable instruments for deposit or collection in the ordinary course of its business; provide financial assistance (including, without limitation, by way of loans to, investments in and assumptions of obligations) to any person, corporation, partnership or other entity other than by way of advances and extensions of credit in the ordinary course of its business; sell, discount or dispose of any note, instrument, account or other obligation owing to the Debtor; amalgamate, reconstruct, consolidate or otherwise merge with any person or entity; enter into an arrangement or agreement for the sale of any substantial portion of the Collateral other than in the ordinary course of business; permit all or a substantial portion of the Collateral to become the property of any other person or entity, other than in the ordinary course of the Debtor's business, whether in one or a series of transactions; otherwise cease to carry on business as a going concern; do or omit to do any other act or thing that could adversely affect its business, financial condition,

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assets or position or its ability to carry on the business as now conducted by it; or allow, permit or authorize any such change in business, acquisition, extension of financial assistance, merger, reconstruction, consolidation, carrying on of business, arrangement or cessation of business of any of its subsidiaries.

3.10 DIVIDENDS, ETC.

The Debtor shall not without the Lender's reasonable consent (acting in good faith) (i) directly or indirectly declare or make, or incur any liability to make any distribution of funds or property, including, without limitation, any bonus, dividend or other distribution (whether in cash or in kind (not including stock options in favour of management and directors)) on, or the purchase, redemption or retirement of, any shares of any class of its stock, or make of any payment on account of, or setting apart assets for the repurchase, redemption, defeasance or retirement of, any class of its stock; or (ii) make any optional payment or prepayment on or redemption (including without limitation by making payments to a sinking fund or analogous fund) or repurchase of any indebtedness for borrowed money, or (iii) make any change in its capital structure.

3.11 NO FURTHER INDEBTEDNESS

The Debtor shall not incur, assume or suffer to exist or in any manner become liable, directly or indirectly, for any further or additional indebtedness or liabilities other than:

      (a)   To the Lender;

      (b) For Taxes to the extent that payment therefor shall not, at the time, be required to be made hereunder;

      (c) On open account for the purchase price of services, materials or supplies incurred by the Debtor in the ordinary course of business and not as a result of borrowing and provided that such indebtedness shall be promptly paid and discharged when due in conformity with ordinary trade terms, except for any such indebtedness which is being contested in good faith by the Debtor by appropriate proceedings and adequate reserves for which have been established and are being maintained and in connection with which no encumbrance has been placed on the property of the Debtor; and

      (d) For the purchase price of capital assets incurred in the ordinary course of business and as expressly permitted hereunder.

3.12 NOTICE REGARDING CHANGE OF ADDRESS, ETC.

The Debtor shall notify the Lender in writing:

      (a)   At least 20 days prior to any change of name of the Debtor;

      (b) At least 20 days prior to any transfer of the Debtor's interest in any part of the Collateral, except in the ordinary course of the Debtor's business or as otherwise expressly permitted hereunder;

      (c) Promptly upon becoming aware, and in any event within two (2) Business Days, of any significant loss of or damage to Collateral;

      (d) At least 20 days prior to any change in the location(s) of the Collateral and any records relating thereto; and

      (e) Forthwith upon becoming aware of the existence of any condition or event which could cause or which, with the passage of time or notice, or both, constitute a Default (as such term is hereinafter defined) give the Lender notice thereof specifying the nature and duration thereof and the action being taken or proposed to be taken with respect thereto, provided that written notice shall be delivered to the Lender within two (2) Business Days thereafter.

3.13 INVESTMENTS; LOANS

Unless the Debtor has obtained the Lender's written consent, such consent to not be unreasonably withheld, the Debtor shall not purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person, other than direct obligations of the government of Canada pledged and delivered to the Lender; nor shall the Debtor lend, otherwise advance funds or provide any form of financial assistance (whether by guarantee or otherwise) to any Person, other than as provided for in the Guarantee, and except for advances made to employees, officers and directors for travel and other expenses arising in the ordinary course of business.

3.14 AFFILIATE TRANSACTIONS

Except as set forth on Schedule "D" hereto or as permitted pursuant to this Security Agreement, the Debtor shall not conduct, permit or suffer to be conducted, transactions with Affiliates other than transactions for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favourable to the Debtor than the terms upon which such transactions would have been made had they been made to or with a Person that is not an Affiliate.

3.15 MANAGEMENT FEES; COMPENSATION

The Debtor shall not pay any management or consulting fees to any Persons in excess of one hundred ten percent (110%) of the aggregate compensation, whether as salary, bonus or otherwise, to all directors, and officers of the Debtor in effect on the date of this Security Agreement for the first year, and one hundred ten percent (110%) of the prior year's aggregate compensation amount for each subsequent year. The aggregate annual compensation amount(s) shall be adjusted each year for the net addition or loss of directors or officers.

3.16 PAYMENTS TO RELATED PARTIES

The Debtor shall not make any payment to an Affiliate, except as permitted under this Security Agreement or the ordinary course of business.

3.17 OTHER TRANSACTIONS

The Debtor shall not enter into any transaction or otherwise cause, permit or suffer to occur or continue any adverse change in its condition (financial or otherwise), which adversely affects the Collateral or its ability to perform its obligations under the Guarantee or this Security Agreement and all agreements contemplated hereunder.

3.18 PROTECTIVE DISBURSEMENTS - LEGAL FEES

If the Debtor fails to pay any amounts required to be paid by it under this Security Agreement or to observe or perform any of the covenants and obligations set forth in this Security Agreement to be observed or performed by it, the Lender may, but shall be under no obligation to, pay such amounts or observe and perform any of such covenants and obligations in any manner deemed proper by the Lender, without waiving any of its rights under this Security Agreement. No such payment or performance by the Lender shall relieve the Debtor from any default under this Security Agreement or the consequences of such default. The expenses, including the cost of any insurance, payment of taxes or other charges and legal fees and expenses on a solicitor and his own client scale, paid by the Lender in respect of the custody, preservation, use or operation of the Collateral shall be deemed advanced to the Debtor by the Lender, shall become part of the Obligations, shall bear interest at the highest rate per annum charged by the Lender on the Obligations or any part thereof and shall be secured by this Security Agreement. In addition, the Debtor shall pay all costs, claims, damages and expenses including, without limitation, legal fees and expenses on a solicitor and his own client scale, incurred by the Lender in connection with the preparation, perfection, execution, protection, enforcement of and advice with respect to this Security Agreement, the realization, disposing of, retaining, protecting or collecting of the Collateral or any part thereof and the protection and enforcement of the rights of the Lender hereunder, and all such costs and expenses shall be deemed advanced to the Debtor by the Lender, shall become part of the Obligations, shall bear interest at such highest rate per annum charged by the Lender on the Obligations or any part thereof and shall be secured by this Security Agreement.

3.19 INVESTMENT PROPERTY

Debtor shall take any and all actions as may be necessary or desirable, or that the Lender may reasonably request from time to time, to (i) cause the Lender to obtain exclusive control of any investment property (as defined in the Code) owned by Debtor in a manner reasonably acceptable to the Lender and (ii) obtain from any issuers of investment property and such other Persons, for the benefit of the Lender, written confirmation of the Lender's control over such investment property upon terms and conditions acceptable to the Lender.

3.20 COMMERCIAL TORT CLAIMS

Debtor shall promptly advise the Lender upon Debtor becoming aware that it has any interest in commercial tort claims (as defined in the Code). With respect to any commercial tort claim in which Debtor has any interest, Debtor shall execute and deliver such documents as may be necessary or desirable, or that the Lender may reasonably request, to create, perfect and protect the Lender's security interest in such commercial tort claim.

3.21 CHATTEL PAPER AND INSTRUMENTS

Except for the shares of Eugene Welding Company, the Debtor shall deliver to the Lender all tangible chattel paper and all instruments (in each case as defined in the Code) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Lender. Debtor shall provide the Lender with control (as defined in the Code) of all electronic chattel paper (as defined in the Code) by having the Lender identified as the assignee of the records pertaining to the single authoritative copy thereof and otherwise complying with the applicable elements of control set forth in the Code. Debtor also shall deliver to the Lender all security agreements securing any chattel paper and securing any instruments. At the request of the Lender, the Debtor will mark conspicuously all chattel paper and all instruments with a legend, in form and substance satisfactory to the Lender, indicating that such chattel paper and such instruments are subject to the security interests granted hereunder.

3.22 LETTERS OF CREDIT

Debtor shall deliver to the Lender all letters of credit (as defined in the Code) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Lender. Debtor also shall deliver to the Lender all security agreements securing any letters of credit. Debtor shall take any and all actions as may be necessary or desirable, or that the Lender may reasonably request, from time to time, to cause the Lender to obtain exclusive control of any letter-of-credit rights (as defined in the Code) owned by Debtor in a manner acceptable to the Lender.

SECTION 4 - COLLECTION OF PROCEEDS

4.1 PAYMENTS TO LENDER

The Debtor shall:

      (a) Collect and enforce payment of all Accounts Receivable (except as provided for in Section 4.2) and shall dispose of and receive payment for all Inventory which is ordinarily disposed of in the Debtor's business;

      (b) Receive and hold in trust for the Lender, all payments on or instruments received in respect of the Collateral, all rights by way of suretyship or guarantee which the Debtor now has or may hereafter acquire to enforce payment of Collateral and all rights in the nature of a security interest whereby the Debtor may satisfy any Collateral out of property, and all non-cash proceeds of any such collection, disposition or realization of any of the Collateral shall be subject to the security interest hereby created;

      (c) Endorse to the Lender and forthwith deliver to it all such payments and instruments in the form received by the Debtor; and

      (d) Forthwith deliver to the Lender all property in the Debtor's possession or hereafter coming into its possession through enforcement of any such rights.

4.2 ACCOUNT DEBTOR

Upon the occurrence and continuation of an Event of Default, the Lender may upon notice to the Debtor of its intention to do so, notify an account debtor or obligors under any Account Receivable of the assignment of the Account Receivable to the Lender and instruct such person to make payment to the Lender in respect of any of the Accounts Receivable and the Lender may hold all amounts acquired or received from any such account debtors or obligors, together with income on such amounts, as part of the Collateral and as security for the Obligations and, for greater certainty, the provisions of Section 8.3 shall apply in respect of any acts or deeds necessary or advisable to effect such payment to the Lender including, without limitation, the sending of notices.

SECTION 5 - DEFAULT

5.1 DEFAULTS

Without in any way limiting or restricting the demand nature of any of the Obligations and the Lender's rights to demand, at any time, payment of any or all of the Obligations payable on demand, the Obligations secured by this Security Agreement shall be immediately due and payable in full and the security hereby constituted shall become enforceable without the need for any action or notice on the part of the Lender upon the happening of any of the following events (herein called a "Default"):

      (a) If an Event of Default shall occur and be continuing under the Loan Agreement dated as of the date hereof by and among the Lender and Steelbank Inc. (as the same may be amended, restated, revised and supplemented from time to time, the "Loan Agreement");

      (b) If the Debtor shall fail to make any payment of any of the Obligations when due;

      (c) If the Debtor commits a breach of or fails to observe or perform any of the covenants, terms or conditions contained in this Security Agreement or in any other agreement or instrument from time to time in effect between the Debtor and the Lender, whether relating to the Obligations or not, or if any representation or warranty of the Debtor made to the Lender or otherwise contained herein or in any other agreement or instrument from time to time in effect between the Debtor and the Lender, whether relating to the Obligations or not, shall be established by the Lender to have been incorrect in any respect;

      (d) If any guarantor (individually a "Guarantor" and collectively "Guarantors") of the Obligations commits a breach of or fails to observe or perform any covenant, term or condition contained in any agreement or writing to which the Guarantor and the Lender are parties;

      (e) If the Debtor shall default under any instrument or agreement with respect to any indebtedness or other obligation of it to the Lender or to any creditor or other person, provided that such default has resulted in, or may result in, with notice or lapse of time, or both, the acceleration of any such indebtedness or obligation in favour of such person or the right of such person to realize upon the Collateral;

      (f) If the Debtor or any Guarantor ceases paying its debts as they mature, ceases or threatens to cease to carry on its business, makes an assignment for the benefit of creditors, commits any act or does any thing constituting or being an event of bankruptcy or insolvency (as defined or provided for in any applicable statute), fails to defend in good faith any action, suit or proceeding commenced against it, fails to discharge or appeal forthwith any judgment for the payment of money rendered against it, fails to pay any taxes, rates or charges when due, in consequence of which any lien or other encumbrance, inchoate or otherwise, upon the Collateral arises or could arise thereby, applies to any tribunal or similar body for the appointment or authorization of any receiver, trustee, liquidator or sequestrator or otherwise commences any proceedings relating to any substantial portion of its property under any reorganization, arrangement or readjustment of debt, dissolution, winding-up, adjustment, composition or liquidation law or statute of any jurisdiction including, without limitation, under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada), the Winding-Up and Restructuring Act (Canada) or the Bankruptcy Code (United States), whether now or hereafter in effect (each of the foregoing herein referred to as a "Proceeding");

      (g) If there is commenced against the Debtor or any Guarantor any Proceeding and an order approving the petition or dissolution, liquidation or winding up is entered, or such Proceeding remains undismissed for a period of 30 days, any receiver, trustee, liquidator, sequestrator or similar official of or for the Debtor or any Guarantor or any substantial portion of the property of the Debtor or any Guarantor is appointed, the Debtor or any Guarantor by any act indicates consent to or approval of or acquiescence in any Proceeding or the appointment of any receiver, trustee, liquidator, sequestrator or similar official of or for the Debtor or any Guarantor or any substantial portion of the property of the Debtor or any Guarantor or if any writ of seizure and sale, distress or similar process is levied or enforced against a substantial portion of the property and assets of the Debtor or any Guarantor or otherwise remains undischarged or not defended or appealed forthwith; or

      (h) If the Lender, in its absolute discretion, concludes as the result of the occurrence of any change in the condition or affairs (financial or otherwise) of the Debtor or any Guarantor, that the essential basis of the Obligations or security hereby constituted has been impaired or otherwise altered.

SECTION 6 - REMEDIES ON DEFAULT

If the security hereby constituted becomes enforceable, the Lender shall have, in addition to any other rights, remedies and powers which it may have at law, in equity or under the PPSA or under the Code (whether or not the Code applies to the affected Collateral) and without demand, notice or legal process of any kind except as provided herein or as required by law, the following rights, remedies and powers:

6.1 POWER OF ENTRY

The Debtor shall forthwith upon demand, after the occurrence and during the continuance of an Event of Default, assemble and deliver to the Lender possession of all of the Collateral at such place as may be specified by the Lender. The Lender may take such steps as it considers necessary or desirable to obtain possession of all or any part of the Collateral and, to that end, the Debtor agrees that the Lender, its servants or agents or Receiver may, at any time, during the day or night, enter upon lands and premises where the Collateral may be found for the purpose of taking possession of and/or removing the Collateral or any part thereof. In the event of the Lender taking possession of the Collateral, or any part thereof, the Lender shall have the right to maintain the same upon the premises on which the Collateral may then be situate. The Lender may take such reasonable action or do such things as to render any Equipment unusable.

6.2 POWER OF SALE

the Lender may sell, lease or otherwise dispose of all or any part of the Collateral, as a whole or in separate parcels, by public auction, private tender or by private contract, with or without notice, except as otherwise required by applicable law, with or without advertising and without any other formality, all of which are hereby waived by the Debtor. Such sale, lease or disposition shall be on such terms and conditions as to credit and otherwise and as to upset or reserve bid or price as to the Lender, in its sole discretion, may seem advantageous. If such sale, transfer or disposition is made on credit or part cash and part credit, the Lender need only credit against the Obligations the actual cash received at the time of the sale. Any payments made pursuant to any credit granted at the time of the sale shall be credited against the Obligations as they are received. The Lender may buy in or rescind or vary any contract for sale of all or any of the Collateral and may resell without being answerable for any loss occasioned thereby. Any such sale, lease or disposition may take place whether or not the Lender has taken possession of the Collateral. The Lender may, before any such sale, lease or disposition, perform any repair, processing or preparation for disposition and the amount so paid or expended shall be deemed advanced to the Debtor by the Lender, shall become part of the Obligations, shall bear interest at the highest rate per annum charged by the Lender on the Obligations or any part thereof and shall be secured by this Security Agreement.

At any sale of the Collateral, the Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of the Lender. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may disclaim any warranties that might arise in connection with the sale, lease, license or other disposition of the Collateral and have no obligation to provide any warranties at such time. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal, which it has or may have under any law now existing or hereafter enacted.

6.3 VALIDITY OF SALE

No person dealing with the Lender or its servants or agents shall be concerned to inquire whether the security hereby constituted has become enforceable, whether the powers which the Lender is purporting to exercise have become exercisable, whether any money remains due on the security of the Collateral, as to the necessity or expedience of the stipulations and conditions subject to which any sale, lease or disposition shall be made, otherwise as to the propriety or regularity of any sale or any other dealing by the Lender with the Collateral or to see to the application of any money paid to the Lender. In the absence of fraud on the part of such persons, such dealings shall be deemed, so far as regards the safety and protection of such person, to be within the powers hereby conferred and to be valid and effective accordingly.

6.4 RECEIVER-MANAGER

the Lender may, in addition to any other rights it may have, appoint by instrument in writing a receiver or receiver and manager (both of which are herein called a "Receiver") of all or any part of the Collateral or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver. Any such Receiver is hereby given and shall have the same powers and rights and exclusions and limitations of liability as the Lender has under this Security Agreement, at law or in equity. In exercising any such powers, any such Receiver shall, to the extent permitted by law, act as and for all purposes shall be deemed to be the agent of the Debtor and the Lender shall not be responsible for any actions or errors or omission of any such Receiver. The Lender may appoint one or more Receivers hereunder and may remove any such Receiver or Receivers and appoint another or others in his or their stead from time to time. Any Receiver so appointed may be an officer or employee of the Lender. A court need not appoint, ratify the appointment by the Lender of or otherwise supervise in any manner the actions of any Receiver. Upon the Debtor receiving notice from the Lender of the taking of possession of the Collateral or the appointment of a Receiver, all powers, functions, rights and privileges of each of the directors and officers of the Debtor with respect to the Collateral shall cease, unless specifically continued by the written consent of the Lender.

6.5 CARRYING ON BUSINESS

Without in any way assuming liability for the Debtor's obligations hereunder or otherwise, the Lender may carry on, or concur in the carrying on of, all or any part of the business or undertaking of the Debtor, may, to the exclusion of all others, including the Debtor, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of or occupied or used by the Debtor and may use all or any of the tools, machinery, equipment and intangibles of the Debtor for such time as the Lender sees fit, free of charge, to carry on the business of the Debtor and, if applicable, to manufacture or complete the manufacture of any Inventory and to pack and ship the finished product.

6.6 DEALING WITH COLLATERAL

the Lender may seize, collect, realize, dispose of, enforce, release to third parties or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable, all of which without notice to the Debtor except as otherwise required by any applicable law. The Lender may demand, sue for and receive any Accounts Receivable with or without notice to the Debtor, give such receipts, discharges and extensions of time and make such compromises in respect of any Accounts Receivable which may, in the Lender's absolute discretion, seem bad or doubtful. The Lender may charge on its own behalf and pay to others, sums for costs and expenses incurred including, without limitation, legal fees and expenses on a solicitor and his own client scale and Receivers' and accounting fees, in or in connection with seizing, collecting, realizing, disposing, enforcing or otherwise dealing with the Collateral and in connection with the protection and enforcement of the rights of the Lender hereunder including, without limitation, in connection with advice with respect to any of the foregoing. The amount of such sums shall be deemed advanced to the Debtor by the Lender, shall become part of the Obligations, shall bear interest at the highest rate per annum charged by the Lender on the Obligations or any part thereof and shall be secured by this Security Agreement.

6.7 RETENTION OF COLLATERAL

Upon notice to the Debtor and subject to any obligation to dispose of any of the Collateral, as provided in the PPSA (if applicable), the Lender may elect to retain all or any part of the Collateral in satisfaction of the Obligations or any of them. Debtor hereby irrevocably authorizes and empowers the Lender, without limiting any other authorizations or empowerments contained in the Loan Agreement or any Other Agreement to assert, either directly or on behalf of Debtor, any claims Debtor may have, from time to time, against any other party to any of the agreements to which Debtor is a party or to otherwise exercise any right or remedy of Debtor under any such agreements (including, without limitation, the right to enforce directly against any party to any such agreement all of Debtor's rights thereunder, to make all demands and give all notices and to make all requests required or permitted to be made by Debtor thereunder).

6.8 PAY ENCUMBRANCES

The Lender may pay any encumbrance that exists or is threatened against the Collateral. In addition, the Lender may borrow money required for the maintenance, preservation or protection of the Collateral or for the carrying on of the business or undertaking of the Debtor and may grant further security interests in the Collateral in priority to the security interest created hereby as security for the money so borrowed. In every such case the amounts so paid or borrowed together with costs, charges and expenses incurred in connection therewith shall be deemed to have been advanced to the Debtor by the Lender, shall become part of the Obligations, shall bear interest at the highest rate per annum charged by the Lender on the Obligations or any part thereof and shall be secured by this Security Agreement.

6.9 APPLICATION OF PAYMENTS AGAINST OBLIGATIONS

Any and all payments made in respect of the Obligations from time to time and moneys realized on the Collateral may be applied to such part or parts of the Obligations as the Lender may see fit. The Lender shall, at all times and from time to time, have the right to change any appropriation as it may see fit. Any insurance moneys received by the Lender pursuant to this Security Agreement may, at the option of the Lender, be applied to rebuilding or repairing the Collateral or be applied against the Obligations in accordance with the provisions of this Section.

6.10 SET-OFF

The Obligations will be paid by the Debtor without regard to any equities between the Debtor and the Lender or any right of set-off or cross-claim. Any indebtedness owing by the Lender to the Debtor may be set off and applied by the Lender against the Obligations at any time or from time to time either before or after maturity, without demand upon or notice to anyone.

6.11 DEFICIENCY

If the proceeds of the realization of the Collateral are insufficient to repay the Lender all moneys due to it, the Debtor shall forthwith pay or cause to be paid to the Lender such deficiency.

6.12 LENDER NOT LIABLE

the Lender shall not be liable or accountable for any failure to seize, collect, realize, dispose of, enforce or otherwise deal with the Collateral, shall not be bound to institute proceedings for any such purposes or for the purpose of preserving any rights of the Lender, the Debtor or any other person, firm or corporation in respect of the Collateral and shall not be liable or responsible for any loss, cost or damage whatsoever which may arise in respect of any such failure including, without limitation, resulting from the negligence of the Lender or any of its officers, servants, agents, solicitors, attorneys, Receivers or otherwise. Neither the Lender nor its officers, servants, agents or Receivers shall be liable by reason of any entry into possession of the Collateral or any part thereof, to account as a mortgagee in possession, for anything except actual receipts, for any loss on realization, for any act or omission for which a mortgagee in possession might be liable, for any negligence in the carrying on or occupation of the business or undertaking of the Debtor as provided in Section 6.5 or for any loss, cost, damage or expense whatsoever which may arise in respect of any such actions, omissions or negligence.

6.13 EXTENSIONS OF TIME

the Lender may grant renewals, extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, perfect or fail to perfect any securities, release any part of the Collateral to third parties and otherwise deal or fail to deal with the Debtor, debtors of the Debtor, Guarantors, sureties and others and with the Collateral and other securities as the Lender may see fit, all without prejudice to the liability of the Debtor to the Lender or the Lender's rights and powers under this Security Agreement.

6.14 RIGHTS IN ADDITION

The rights and powers conferred by this Section 6 are in supplement of and in addition to and not in substitution for any other rights or powers the Lender may have from time to time under this Security Agreement, under the Loan Agreement, or under applicable law. The Lender may proceed by way of any action, suit, remedy or other proceeding at law or in equity and no such remedy for the enforcement of the rights of the Lender shall be exclusive of or dependent on any other such remedy. Any one or more of such remedies may from time to time be exercised separately or in combination. The Debtor recognizes that if it fails to perform or observe its obligations hereunder, no remedy at law will provide adequate relief to the Lender, and the Debtor agrees that the Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving irreparable harm. Any notification of intended disposition of any of the Collateral required by law will be deemed reasonably and properly given if given at least fifteen (15) calendar days before such disposition.

SECTION 7 - DEALING WITH COLLATERAL BY THE DEBTOR

7.1 SALE OF INVENTORY

Prior to the occurrence of a Default, the Debtor may, in the ordinary course of its business and on customary trade terms, lease or sell items of inventory, so that the purchaser thereof takes title clear of the security interest hereby created. If such sale or lease results in an Account Receivable, such Account Receivable shall be subject to the security interest hereby created.

SECTION 8 - GENERAL

8.1 SECURITY IN ADDITION

The security hereby constituted is not in substitution for any other security for the Obligations or for any other agreement between the parties creating a security interest in all or part of the Collateral, whether heretofore or hereafter made, and such security and such agreements shall be deemed to be continued and not affected hereby unless expressly provided to the contrary in writing and signed by the Lender and the Debtor. The taking of any action or proceedings or refraining from so doing, or any other dealing with any other security for the Obligations or any part thereof, shall not release or affect the security interest created by this Security Agreement and the taking of the security interest hereby created or any proceedings hereunder for the realization of the security interest hereby created shall not release or affect any other security held by the Lender for the repayment of or performance of the Obligations.

8.2 WAIVER

Any waiver of a breach by the Debtor of any of the terms or provisions of this Security Agreement or of a Default under Section 5.1 must be in writing to be effective against and bind the Lender. No such waiver by the Lender shall extend to or be taken in any manner to affect any subsequent breach or Default or the rights of the Lender arising therefrom.

8.3 FURTHER ASSURANCES

The Debtor shall at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all and singular every such further acts, deeds, conveyances, instruments, transfers, assignments, security agreements and assurances as the Lender will require in order to give effect to the provisions and purposes of this Security Agreement including, without limitation, in respect of the Lender's enforcement of the security and its realization on the Collateral, and for the better granting, transferring, assigning, charging, setting over, assuring, confirming and/or perfecting the security interest of the Lender in the Collateral pursuant to this Security Agreement. The Debtor hereby constitutes and appoints any officer of the Lender at its above address, or any Receiver appointed by the Court or the Lender as provided herein, the true and lawful attorney of the Debtor irrevocably with full power of substitution to do, make and execute after the occurrence and continuance of a Default all such assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever it may be deemed necessary or expedient. The Debtor hereby authorizes the Lender to file such proofs of claim and other documents as may be necessary or advisable in order to prove its claim in any bankruptcy, proposed winding-up or other proceeding relating to the Debtor.

Without limiting the generality of the foregoing, the Debtor:

      (a) shall upon the request of the Lender, mark conspicuously each chattel paper evidencing or relating to an Account Receivable and each related contract and, at the request of the Lender, each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Lender, indicating that such chattel paper, related contract or Collateral is subject to the security interests granted hereby;

      (b) shall, if any Accounts Receivable shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Lender hereunder such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Lender;

      (c) shall execute and file such financing or continuation statements, or amendments, thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

      (d) hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Debtor, where permitted by law; and

      (e) shall furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may request, all in reasonable detail.

8.4 NO MERGER

Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liability of the Debtor to make payment of or satisfy the Obligations. The acceptance of any payment or alternate security shall not constitute or create any novation and the taking of a judgment or judgments under any of the covenants herein contained shall not operate as a merger of such covenants.

8.5 NOTICES

Subject to Section 8.7 hereof, any notice required to be given to the Debtor or the Lender may be delivered to such party or a responsible officer thereof or may be sent by prepaid registered mail addressed to the appropriate party at the address above shown, or such further or other address as such party may notify to the other in writing from time to time, and if so given the notice shall be deemed to have been given on the day of delivery or the day when it is deemed or otherwise considered to have been received for the purposes of the PPSA, as the case may be.

8.6 CONTINUING SECURITY INTEREST AND DISCHARGE

This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment and performance in full of the Obligations, notwithstanding any dealing between the Lender and the Debtor or any Guarantor in respect of the Obligations or any release, exchange, non-perfection, amendment, waiver, consent or departure from or in respect of any or all of the terms or provision of any security held for the Obligations.

If the Debtor or Borrower pays to the Lender the Obligations secured by this Security Agreement and otherwise observes and performs the terms and conditions hereof, then the Lender shall at the request and at the expense of the Debtor release and discharge the security interest created hereby and execute and deliver to the Debtor such deeds and other instruments as the Debtor shall require in its sole discretion, acting in good faith.

8.7 GOVERNING LAW AND WAIVER

The provisions of this Security Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein, without reference to applicable conflict of law principles. Debtor consents to the non-exclusive jurisdiction of Ontario courts in connection with the resolution of any disputes relating to this Security Agreement or any other Agreement or document executed or delivered hereunder. Debtor irrevocably waives any objection, including any objection to the laying of venue based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding with respect to this Agreement.

Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to the Borrower and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the Canadian mails. Nothing contained herein shall affect the right of the Lender to serve legal process by any other manner permitted by law.

The parties hereto hereby waive trial by jury in any action, proceeding, claim or counterclaim, whether in contract or tort, at law or in equity with respect to, in connection with, or arising out of this Security Agreement, other financing agreements, the obligations of Borrower and Debtor, the collateral, or any instrument, document or guarantee delivered pursuant hereto or to any of the foregoing, or the validity, protection, interpretation, administration, collection or enforcement hereof or thereof, or any other claim or dispute hereunder or thereunder. In no event shall the Lender be liable for lost profits or other special or consequential damages. No officer of the Lender has authority to waive, condition, or modify this provision.

8.8 SECURITY INTEREST EFFECTIVE IMMEDIATELY

Neither the execution or registration of this Security Agreement nor any partial advances by the Lender shall bind the Lender to advance any other amounts to the Debtor. The parties intend the security interest created hereby to attach and take effect forthwith upon execution of this Security Agreement by the Debtor and the Debtor acknowledges that value has been given and that the Debtor has rights in the Collateral.

8.9 NO COLLATERAL WARRANTIES

There is no representation, warranty or collateral agreement affecting this Security Agreement or the Collateral, other than as expressed herein in writing.

8.10 JOINT AND SEVERAL LIABILITY

If more than one person executes this Security Agreement as Debtor, their obligations under this Security Agreement shall be joint and several.

8.11 PROVISIONS REASONABLE

The Debtor expressly acknowledges and agrees that the provisions of this Security Agreement and, in particular, those respecting remedies and powers of the Lender against the Debtor, its business and the Collateral upon Default, are commercially reasonable and not manifestly unreasonable.

8.12 NUMBER AND GENDER

In this Security Agreement, words importing the singular number include the plural and vice-versa and words importing gender include all genders.

8.13 INVALIDITY

In the event that any term or provision of this Security Agreement shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Security Agreement shall be unaffected thereby and shall be valid and enforceable to the fullest extent permitted by law.

8.14 INDEMNITY AND EXPENSES

      (a) Subject to the limitations set forth in this Agreement, the Debtor agrees to indemnify and save harmless the Lender from and against any and all claims, losses and liabilities arising out of or resulting out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or wilful misconduct.

      (b) The Debtor will upon demand pay to the Lender the amount of any and all expenses, including the fees and disbursements of its counsel and of any experts and agents, which the Lender may incur in connection with (i) the administration of this Security Agreement,
            (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,
            (iii) the exercise or enforcement of any of the rights or remedies of the Lender hereunder or (iv) the failure by the Debtor to perform or observe any of the provisions hereunder.

8.15 JUDGMENT CURRENCY

If for the purpose of obtaining judgment in any court or for the purpose of determining, pursuant to the obligations of the undersigned, the amounts owing hereunder, it is necessary to convert an amount due hereunder in the currency in which it is due (the "Original Currency") into another currency (the "Second Currency"), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Lender could purchase, in the Toronto foreign exchange market, the Original Currency with the Second Currency on the date two (2) Business

Days preceding that on which judgment is given or any other payment is due hereunder. The undersigned and each of them agrees that its obligation in respect of any Original Currency due from it to the Lender hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Lender receives payment of any sum so adjudged or owing to be due hereunder in the Second Currency the Lender may, in accordance with normal banking procedures, purchase, in the Toronto City foreign exchange market the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, the undersigned and each of them agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Lender against such loss. The term "rate of exchange" in this
Section 8.15 means the spot rate at which the Lender , in accordance with normal practices is able on the relevant date to purchase the Original Currency with the Second Currency and includes any premium and costs of exchange payable in connection with such purchase.

8.16 SECTIONS AND HEADINGS

The division of this Security Agreement into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

8.17 RECEIPT OF COPY

The Debtor acknowledges receipt of an executed copy of this Security Agreement.

8.18 BINDING EFFECT

All rights of the Lender hereunder shall enure to the benefit of its successors and assigns and all obligations of the Debtor hereunder shall bind the Debtor and his heirs, executors, administrators, legal personal representatives, successors and assigns.

      IN WITNESS WHEREOF the Debtor has duly executed this Security Agreement under seal this 17th day of February Toronto, 2005.

                                    TARPON INDUSTRIES, INC.

                                    Per:  /s/ J. PETER FARQUHAR
                                        ---------------------------------
                                    Name: J. PETER FARQUHAR
                                    Title: CEO

                                    I have authority to bind the corporation.